THIS AGREEMENT HAS CONFIDENTIAL PORTIONS OMITTED, WHICH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH "[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]."

                                    AMENDMENT

THIS AMENDMENT is entered into by and between American Airlines, Inc. ("AA") and Sabre Inc. (formerly known as The SABRE Group, Inc.; herein "Sabre" or "SG") on March 15, 2000 with respect to the "Management Services Agreement" entered into by and between American and Sabre and dated as of July 1, 1996. Capitalized terms used herein but not defined have the same meaning given in the Management Services Agreement.

                                   BACKGROUND

1. The Management Services Agreement (hereafter, "MSA") establishes the terms and conditions under which AA would provide a range of administrative and support services for varying terms;

2. Sabre has been operating as an independent company for over three years since the Effective Date of the MSA, and, as a result of certain separate transactions expected to occur on or about March 15, 2000, Sabre and its parent company, Sabre Holdings Corporation, will no longer be affiliates under common control with AA; and

3. Rather than terminate all of the Services as provided in the MSA, AA is willing to assist Sabre in continuing to transition to independent capabilities in respect of the Services by extending their terms beyond the date of disaffiliation of AA and Sabre under the terms and conditions of the MSA as modified by this Amendment.

                                     CLAUSES

NOW THEREFORE, AA and Sabre agree as follows:

1. SERVICES TERM (SECTION 2.1); SERVICES SCHEDULES APPENDIX. AA and Sabre have already agreed to terminate some Services before the effective date of this Agreement. Other Services are terminated effective the same date of this Agreement or at different times after the date of this Agreement. The last of any Services provided under the MSA will terminate effective June 30, 2001. Certain Services (principally payroll related) will likely continue beyond that date, but will be incorporated into separate contracts before that time. Therefore, the MSA will Expire as of 11:59 p.m. CST, June 30, 2001. The December 1, 1999 "Appendix to the Management Services Agreement" containing Services Schedules for the year 2000 is replaced in its entirety by the attached March 15, 2000 Appendix to the Management Services Agreement (the "Services Appendix"). For the avoidance of doubt, the Parties may mutually agree to terminate any individual Service before the termination date given in the Services Appendix. In such case, Sabre may request, and AA will provide transition assistance in accordance with SECTION 2.3 of the MSA up until the date the Service was to have terminated, but not beyond that date. AA will not be --- obligated to provide transition assistance after the termination dates for any Service as specified in the Services Appendix, nor after the date of final Expiration or termination of the MSA as a whole, under SECTIONS 2.3, 5 or 13.3 or otherwise under the MSA. However, for up to ninety (90) days after the termination dates for any Services as specified in the Services

         Appendix, AA will comply with Sabre's reasonable requests for assistance in data migration, and obtaining records and other information relating to the Services rendered by AA preceding that termination, provided that Sabre reimburses and pays AA's reasonable expenses incurred in connection with the foregoing assistance against invoices submitted to Sabre by AA.

2. INDEMNIFICATION FOR THIRD-PARTY CLAIMS (SECTIONS 14.4(a) AND (d)). The following additional text is inserted after SECTION 14.4(a)(III):

           FOR THE AVOIDANCE OF DOUBT, AA'S INDEMNITY OBLIGATIONS UNDER THIS
           SECTION 14.4(a) FOR ANY THIRD-PARTY CLAIMS AGAINST SG ARE SUBJECT TO THE EXCLUSION OF 14.2(a) AND THE LIMITATIONS OF SECTION 14.4(b) REGARDING AGGREGATE AMOUNTS PAID TO AA FOR THE SPECIFIC SERVICE IN RESPECT OF WHICH THE CLAIM AROSE.

         The following new SECTION 14.4(d) is added after SECTION 14.4(c), and existing paragraphs (d), (e) and (f) are reordered as (e), (f) and (g) respectively:

           (II SG SHALL INDEMNIFY AA AGAINST ALL DAMAGES IN RESPECT OF ANY THIRD-PARTY CLAIM(S) ASSERTED AGAINST AA ARISING OUT OF ANY SERVICE PERFORMED BY AA OR ITS SUBCONTRACTORS UNDER THIS AGREEMENT TO THE EXTENT SUCH DAMAGES EXCEED THE AGGREGATE PRICE ACTUALLY PAID TO AA (EXCLUDING MERE PASS-THROUGH EXPENSES) IN THE CALENDAR YEAR IN WHICH THE THIRD PARTY CLAIM(S) AROSE.

         The references to "Sections 14.4(a), 14.4(b) and 14.4(c)" in existing
         SECTION 14.4(d) shall be deemed to include the new Section 14.4(d) above.

3. LABOR LIABILITIES FOR SECONDED EMPLOYEES (SECTION 14.4(c)). The following new SECTION 14.4(c)(ii) is added and the existing SECTIONS 14.4(c)(ii), (iii) and (iv) are reordered as 14.4(c)(iii), (iv) and
         (v), respectively.

           (ii)     [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

IN WITNESS WHEREOF, the parties have caused this AMENDMENT to be executed in two or more identical counterparts by their duly authorized representatives.

AMERICAN AIRLINES, INC.                        SABRE INC.

By:                                            By:
       ------------------------                        -------------------------
Title:                                         Title:
       ----------------------                          -------------------------

AA MANAGEMENT SERVICES AGREEMENT                        SCHEDULE OF SERVICES
--------------------------------------------------------------------------------


                                   APPENDIX TO

                        THE MANAGEMENT SERVICES AGREEMENT


AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
Tax Administration Service (Mandatory).........................................3
Human Resources Government Reporting Service (Mandatory).......................5

[TEXT OMITTED -CONFIDENTIAL TREATMENT REQUESTED]

Payroll Production Service.....................................................8
Payroll Tax Accounting Service.................................................9
Payroll:  Accounting and Reconciliation.......................................10
Human Resources Administration................................................13
Medical Services..............................................................15
Tax Administration Services (Optional)........................................17
Sabre Supply Management Service (updated).....................................19
Corporate Security Service....................................................20
Safety Administration Service.................................................21
Business Insurance Administration Service.....................................22
MCLA Division Services........................................................23
AMR China Service.............................................................24
Audit Service.................................................................25
Corporate Communications Service..............................................26
Other Airline (OA) Personal Travel Administration Service.....................27
Other Airline (OA) Business Travel Administration Service.....................28
International Division Services...............................................29
General Services Department...................................................31
General Services' Pass-Through Expenses Service...............................32
Printing Services.............................................................34
Facilities Maintenance--CPIV..................................................35
Facilities Maintenance Pass-Through Expense Service...........................36
[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
AA Corporate Apartment Service................................................38
AASSET Card...................................................................39


AA MANAGEMENT SERVICES AGREEMENT                        SCHEDULE OF SERVICES
-----------------------------------------------------------------------------
                                   SCHEDULE I.

                     TAX ADMINISTRATION SERVICE (MANDATORY)

DESCRIPTION OF SERVICE: Tax Administration is defined as tax research and planning and tax return preparation in compliance with tax statutes and regulations. Tax Administration related to US federal and state income tax planning and compliance will be a Mandatory Service. All other Tax Administration Services will be Optional Services and are described on Schedule
XVI. The Tasks to be performed under Tax Administration Service (Mandatory) include, without limitation:

A)       US federal and state income tax compliance
         i)   tax return preparation and tax payment processing
         ii)  representation on audits and contests
         iii) management of development of tax and accounting systems to minimize compliance costs
B)       US federal and state income tax accounting and reporting
         i)   income tax account analysis
         ii)  tax provision accounting
C)       US federal and state income tax planning and projects
         i) research and planning to assess impact of taxes on operations and on proposed transactions
         ii)  legislative and regulatory monitoring

TOTAL ESTIMATED COST FOR 2000:                   $58,788

FIXED AMOUNT FOR 2000:                           $17,988

HOURLY RATES DURING 2000:

     Level 8                            $115
     Level 7                              89
     Level 6                              77
     Level 5                              67
     Level 4                              57
     Level 3                              46


BASIS FOR PRICE: The Tasks to be performed are use-based. The monthly invoiced amount will be the product of the AA Tax department's hourly rate and the billable hours required to perform the Tasks described above. The Tax Department may Subcontract when necessary. All costs of Subcontracting will be "passed-through" at AA cost to Sabre. The Fixed Amount of the Tax Administration Service is the allocation of unmargined Private Payroll representing the oversight responsibility of the VP Corporate Development & Treasury. The Fixed Amount of the Tax

Administration Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Tasks are dropped. The annual cost to provide the Service is the sum of the Fixed Amount and the usage at the hourly rate.

TERMINATION: This Service will terminate effective March 15, 2000, by mutual agreement. AA will invoice Sabre hourly rates and pass-through subcontracting costs for Services rendered through that date, plus a prorated portion of the Fixed Amount for year 2000 based on 2-1/2 months of Services rendered.

                                  SCHEDULE II.

            HUMAN RESOURCES GOVERNMENT REPORTING SERVICE (MANDATORY)

DESCRIPTION OF SERVICE: Tasks performed to ensure that Sabre is in compliance with US Federal human-resources-related reporting statutes. The Tasks to be performed will consist of:

A)       Summary Plan Descriptions
S) Legal and regulatory compliance for all AMR pension (defined benefit and defined contribution) annual reporting and disclosure, audits, maintaining ERISA administration requirements, plan documentation, research and analysis.

FIXED PRICE FOR 2000:                     $89,368

MONTHLY INVOICED AMOUNT:                  $ 7,447

BASIS FOR PRICE: The Tasks described above will be performed on a fixed-Price basis. The Price is based on AA Human Resources' fully-allocated costs. The fixed Price will be invoiced in 12 equal installments during the calendar year. The annual Price of the Human Resources Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the VP Human Resources (equaling $2,364 for 2000), and will not vary with changes in the Service Level of this Service.

TERMINATION: This Service will terminate effective December 31, 2000 by mutual agreement.

                [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

                [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

                                  SCHEDULE VII.

                           PAYROLL PRODUCTION SERVICE

DESCRIPTION OF SERVICE: Responsible for the calculation and distribution of payroll checks and incentive compensation checks via SHARP. The Tasks to be performed consist of:

A) Regular Checks--Processing of regular paychecks on a weekly, bi-weekly, and semi-monthly basis for Domestic employees.
B) Off-Cycle Checks--Processing of off-cycle or supplemental paychecks for adjustments.
C) Gross Pay Adjustments to be completed during the next regular pay period.
D)       Stop Payments for lost or stolen paychecks.
E) Bonuses and Special Payments--Processing of special payments that require development changes.
F) Employee Receivables - The administration and collection of balances from active employees for advances, uniforms, salary overpayments and support.
G)       Payroll Customer Service
H)       Infrastructure maintenance and support
I) Oversight of the employment and salary verification process performed by Frick, Inc. - Completion of the wage and employment information requested by lending institutions.
J) Special Projects performed by Payroll Customer Service and/or Payroll Production that fall outside the normal scope of activities performed for Sabre.
K) Special Projects performed by Payroll Infrastructure Team that fall outside the normal scope of activities performed for Sabre.

ESTIMATED COST FOR 2000:                   [TEXT OMITTED-CONFIDENTIAL TREATMENT
                                           REQUESTED]

FIXED TOTAL AMOUNT FOR 2000:               TEXT OMITTED - CONFIDENTIAL TREATMENT
                                           REQUESTED]

RATES DURING 2000:

     Payroll Production (including SHARP):          [TEXT OMITTED - CONFIDENTIAL
                                                     TREATMENT REQUESTED]
     Special Projects (Services J and K):           [TEXT OMITTED - CONFIDENTIAL
                                                     TREATMENT REQUESTED]

[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

TERMINATION: These Services will be terminated under this Agreement effective March 15, 2000, by mutual agreement, and incorporated into a separate services contract effective on the same date. The same pricing will be integrated into the new contract.

                                 SCHEDULE VIII.

                         PAYROLL TAX ACCOUNTING SERVICE

DESCRIPTION OF SERVICE:    The Tasks to be performed by the AA Payroll Tax
Accounting Department will consist of:

A) Payroll Taxes--Charges for the collection, remittance and accounting for payroll taxes and other moneys collected from employee paychecks. The cost is driven by the number of payroll checks that are processed in one calendar year.
B) Replying to all subpoenas and payroll related inquiries from legal and law enforcement agencies.
C) Payroll Tax Reporting--Charges for reporting for Federal and State withholding and unemployment taxes. The costs are driven by the number of states worked.
D) Unemployment taxes--Frick, Inc. is currently responsible for processing all claims for unemployment compensation claims, the monitoring the charges to Sabre unemployment accounts in each state, and the rates assigned by the States.
E) Payroll Tax Year End--Charges for the year end production of annual wage and tax statements. The cost is driven by the number of W-2s issued in one calendar year, and the number of states worked.
F) W-2 Reissues--$10 Fee for current year W-2 copy issued 4/15 to 12/31. $20 fee for past year W-2. Additional $5.00 expedite fee for fax of Fed Ex delivery. All fees are paid by Sabre employees.

ESTIMATED COST FOR 2000:                       [TEXT OMITTED - CONFIDENTIAL
                                                TREATMENT REQUESTED]

FIXED AMOUNT FOR 2000:                         [TEXT OMITTED - CONFIDENTIAL
                                                TREATMENT REQUESTED]

RATES DURING 2000:

A) Payroll Tax Reporting   [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
B) Unemployment Tax        [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
C) Payroll Tax Year End    [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

BASIS FOR PRICE: The Tasks to be performed are use-based. The annual cost to provide the service is the estimated usage at the rates specified above.

TERMINATION: This Service will be terminated under the Agreement effective March 15, 2000, by mutual agreement, and incorporated into a separate contract effective the same date. The same pricing will be integrated into the new contract.

                                  SCHEDULE IX.

                     PAYROLL: ACCOUNTING AND RECONCILIATION

DESCRIPTION OF SERVICE: The Tasks to be performed by the AA Payroll Department for Accounting and Reconciliation will consist of:

A) General accounting, reconciliation and research of payroll account transactions including 401(k) and PAC contributions.
         1) Reconciling the SG related intercompany account (184206) within thirty days of the month end and providing a copy of the reconciliation to SG.
         2) AA Payroll reserves the right to charge SG for reconciling an out of balance in the SG FICO where such out of balance is not the result of error on the part of AA Payroll.
B) Processing, reconciliation, and the generation of checks for payroll related disbursements.
C) Domestic bank reconciliation of the payroll cash account, reporting, and clearing of prepaid items for payroll, and payroll related disbursements.
D) Relocation--Exchange of employee information with Cendant, recording and payment of tax liability based on information provided by Cendant, memo and expense document handling and interface application maintenance.
E) Employee Receivables--The administration and collection of balances from active employees for advances, uniforms, salary overpayments, and check distribution special handling.
F) Garnishments - The deduction from the paychecks and the remittance to the various authorities for garnishments imposed on SG employees.
G) Special projects that fall outside the normal scope of activities performed for SG.

ESTIMATED COST FOR 2000:                           [TEXT OMITTED - CONFIDENTIAL
                                                   TREATMENT REQUESTED]
FIXED AMOUNT FOR 2000:                             [TEXT OMITTED - CONFIDENTIAL
                                                   TREATMENT REQUESTED]

RATES DURING 2000:

A)       Relocation                                 [TEXT OMITTED - CONFIDENTIAL
                                                    TREATMENT REQUESTED]
B)       Employee Receivables/Special Handling      [TEXT OMITTED - CONFIDENTIAL
                                                    TREATMENT REQUESTED]

C)       Garnishments                               [TEXT OMITTED - CONFIDENTIAL
                                                    TREATMENT REQUESTED]
D)       Project Management/Special Projects        [TEXT OMITTED - CONFIDENTIAL
                                                    TREATMENT REQUESTED]

BASIS FOR PRICE: The Tasks to be performed are use-based. The annual cost to provide the Service is the estimated usage at the hourly rate.

TERMINATION: These Services will be terminated under the Agreement effective March 15, 2000, by mutual agreement, and incorporated into a separate contract effective the same date.
                                                                              10

                                  SCHEDULE XI.

                         HUMAN RESOURCES ADMINISTRATION

DESCRIPTION OF SERVICES: AA Human Resources Department is responsible for performing the following Services (and not merely Tasks) for Sabre. Certain Services will be concluded during the year. The effective cancellation dates are annotated and the stated Prices are only for the given period of time the Service will be performed.

SERVICE  DESCRIPTION                                                                    FIXED PRICE
-------  -----------                                                                    -----------
A)       Managing Health and Welfare Benefits                                            $332,345
B)       Administering Retirement Benefits                                                241,239
C)       SHARP                                                                         incl. in Schedule VII.
D)       Managing Workers Compensation and First Report                                   145,736
E)       Supporting International Locations (Benefit Plan Renewal Administration)          32,599
F)       Admin. Travel Policy (The billing for this service will be incorporated into  [TEXT OMITTED -
         the Travel Privileges Agreement effective March 15, 2000.)                    CONFIDENTIAL TREATMENT REQUESTED]*
G)       Employee Resource Center                                                         264,696

TOTAL FIXED PRICE FOR 2000:                                                            $1,016,615

MONTHLY INVOICED AMOUNT:                                                                  $84,718

*  not included in price, terminates in this agreement effective March 15, 2000

BASIS FOR PRICES: Each of the Services described above will be performed on a fixed Price basis. The Price is based on AA Human Resources fully allocated costs plus a margin. The fixed Price will be invoiced in 12 installments during the calendar year.

TERMINATION: Services A, B, E, and G above will terminate effective December 31, 2000. With respect to Services A and B, AA will invoice Sabre hourly fees for transition assistance and ad hoc services that may be required by Sabre. For Service B, Sabre will pay AA's reasonable fees and costs (e.g. governmental registration) associated with AA becoming a third party or unaffiliated Service provider. Service C listed above will be terminated under this Agreement effective March 15, 2000, by mutual agreement and incorporated into a separate contract effective the same date. Service D listed above will be effective until July 31, 2000 or the date Sabre terminates its relationship with Specialty Risk Services, whichever first occurs, but the Supplemental Agreement Regarding Workers' Compensation (attached as Exhibit XI-A to this Schedule) will remain in effect, with respect to the accounting and liability for certain workers' compensation contingencies during the term these Services have been provided.

Service F listed above will be terminated under this Agreement effective March 15, 2000, by mutual agreement and incorporated into the Travel Privileges Agreement.

                                  SCHEDULE XIV.

                                MEDICAL SERVICES

DESCRIPTION OF SERVICE:    AA Medical Department is responsible for
performing the following Tasks for Sabre.

BASIC TASKS                                                                                 2000 RATE
-----------                                                                                 ---------
A) Employee Assistance Program Services (as required by the Federal
   Drug-free Workplace Act)
B) Full Sabre Employee Access to all AMR Preventive Healthcare Programs
C) Family Medical Leave Act Application Processing and Program
   Administration                                                                           $ 1.21 per month per
D) Ergonomics Support Including Workstation Design and Other OSHA-Required                    TSG employee for all
   Ergonomics Services                                                                        basic tasks
E) ADA-Related Ergonomic Accommodations Work
F) Occupational Healthcare Litigation Support
G) Full Access to all AMR Travel Medicine Databases, and Applicable
   Occupational Healthcare Record Keeping (but not OSHA Log Record
   keeping).

TASKS                                                                                      2000 RATE
-----                                                                                      ---------
A) New Hire Physicals--Non-Safety Sensitive                                                $39
B) Clinic - Employee Visit                                                                  39
C) Employee Drug and Alcohol Testing                                                        38
D) Other Services will be provided to TSG on a by-request basis                            (varies per Service)

ESTIMATED ANNUAL PRICING FOR 2000:                                      $378,483

FIXED AMOUNT FOR 2000:                                                   $23,483

BASIS FOR PRICE: The Tasks to be performed are use-based. The cost for basic Services will be $1.21 per month per Sabre employee, with employee count to be based on Sabre's physical employee headcount on January 1, 1999 (for January - June 2000 charges) and July 1, 1999 (for July - December 2000 charges). The monthly invoiced amount will be the product of the rates and the volume of the Tasks performed. The Fixed Amount of the Medical Service is the allocation of unmargined Private Payroll (equaling $23,483 for 2000) representing the oversight responsibility of the Sr. VP Human Resources. The Fixed Amount of the Medical Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Tasks are dropped. The annual cost to provide the Service is the sum of the Fixed Amount and the usage at the rates specified above. The estimate is based on an average of 1999 actual charges.

TERMINATION: This Service will terminate effective March 15, 2000 by mutual agreement, and will be incorporated into a separate contract effective on the same date.

                                 SCHEDULE XVII.

                     TAX ADMINISTRATION SERVICES (OPTIONAL)

DESCRIPTION OF SERVICE:    Tax  Administration  other than Tax
Administration (Mandatory) as described on Schedule I. Tax Administration Services (Optional) includes the following tax Services:

A) Sales/use, excise, property and other transaction taxes
   i)   Tax return preparation and property tax rendition filing
   ii)  Tax payment processing
   iii) Audits and contests
   iv)  Research and planning
   v)   Monitor legislation and regulations effecting the business
   vi)  Tax accounting
B) International
   i)   Manage tax return preparation and VAT collection calculations
   ii)  Foreign audits and contests
   iii) Research and planning
   iv)  Monitor legislation and regulations effecting the business
   v)   Tax accounting
C) Systems Development
   i) Develop design specifications for the new financial and logistics systems to automate the tax functions
   ii)  Assisting in the developments of semi-automated accounting systems
   iii) Maintenance and modifications of tax systems

TOTAL ESTIMATED COST FOR 2000:                                          $182,300

FIXED AMOUNT FOR 2000:                                                   $16,760

HOURLY RATES DURING 2000:
     Level 8                            $115
     Level 7                              89
     Level 6                              77
     Level 5                              67
     Level 4                              57
     Level 3                              46

BASIS FOR PRICE: The Services to be performed are use-based. The monthly invoiced amount will be the product of the AA Tax Department's hourly rate and the billable hours required to perform the Tasks described above. The Tax Department may Subcontract when necessary. All costs of Subcontracting will be "passed-through" at AA cost to Sabre. The Fixed Amount of the Tax Administration Service is the allocation of unmargined Private Payroll representing the oversight responsibility of the VP Corporate Development & Treasury. The Fixed Amount of the Tax Administration Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Services are dropped. The annual cost to provide each of the Services is the sum of the Fixed Amount and the usage at the hourly rate.

TERMINATION: These Services will terminate effective March 15, 2000, by mutual agreement.

                                  SCHEDULE XIX.

                    SABRE SUPPLY MANAGEMENT SERVICE (UPDATED)

DESCRIPTION OF SERVICE:    The Sabre Supply Management Services that will
continue are as follows:

    SERVICE                                                                       PRICE
    -------                                                                       -----
C) National Contract Purchasing                                                 $39,916

FIXED PRICE FOR 2000:                                                    $96,417

FIXED AMOUNT FOR 2000:                                                   $56,501

MONTHLY INVOICED AMOUNT:                                                 $ 8,035

BASIS FOR PRICE: The Tasks described above will be performed on a fixed-Price basis. The Price is based on Purchasing Sabre Supply Management's fully-allocated costs plus a margin. The fixed Price will be invoiced in installments in the above amounts during the calendar year. The annual Price of the Sabre Supply Management Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the VP Purchasing (equaling $56,501 for 2000), and will not vary with changes in the Service Level of this Service.

TERMINATION: This Service has terminated effective March 1, 2000, by mutual agreement. AA will invoice Sabre for a pro-rated amount of the fees listed above based on 2 months of Services being performed in the year 2000.

                                  SCHEDULE XX.

                           CORPORATE SECURITY SERVICE

DESCRIPTION OF SERVICE:    The Tasks to be performed by AA Corporate Security
will consist of:

A) Investigations
B) Consultation & Representation
C) Ticket Loss Prevention
D) Audits & Tests
E) Instruction
F) Administration

FIXED PRICE FOR 2000:                      $404,103

MONTHLY INVOICED AMOUNT:                   $ 33,675

BASIS FOR PRICE: The Tasks described above will be performed on a fixed-Price basis. The Price is based on AA Corporate Security's fully-allocated costs plus a margin. The fixed Price will be invoiced in 12 equal installments during the calendar year. The annual Price of the Corporate Security Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the Sr. VP Corporate Services (equaling $20,035 for 2000), and will not vary with changes in the Service Level of this Service.

TERMINATION: This Service will terminate effective March 15, 2000, by mutual agreement. AA will invoice Sabre for a pro-rated amount of the Fixed Price for year 2000 based on 2-1/2 months of Services rendered.

                                  SCHEDULE XXI.

                          SAFETY ADMINISTRATION SERVICE

DESCRIPTION OF SERVICE:    The Tasks to be performed by AA Safety will
consist of:

A) Ground Safety
   i)   Employee Injury and Illness
   ii)  Ergonomic Program
   iii) Safety Audits
   iv)  OSHA Administration
   v)   Industrial Hygiene Program
   vi)  Safety Training
B) Environmental Safety
   i)    Environmental Assessments
   ii)   Environmental Training
   iii)  Legal & Lobbying
   iv)   Environmental Regulations
   v)    Technical Assistance and Support
   vi)   Program and Professional Development Services
   vii)  Waste Minimization Programs
   viii) Recycling Programs

FIXED PRICE FOR 2000:                         $55,308

MONTHLY INVOICED AMOUNT:                       $4,609

BASIS FOR PRICE: The Tasks described above will be performed on a fixed-Price basis. The Price is based on AA Safety's fully-allocated costs plus a margin. The fixed Price will be invoiced in 12 equal installments during the calendar year.

TERMINATION: This Service will terminate effective March 15, 2000, by mutual agreement. AA will invoice Sabre for a pro-rated amount of the Fixed Price for year 2000 based on 2-1/2 months of Services rendered.

                                 SCHEDULE XXII.

                    BUSINESS INSURANCE ADMINISTRATION SERVICE

DESCRIPTION OF SERVICE:    The Tasks to be performed by the AA Treasury
Department will consist of:

A) Negotiation of Insurance Policy Terms and Premiums
B) Contract Review and Revisions
C) Claims Handling
D) Calculation for the allocation of insurance premiums to Sabre

Sabre may determine, in its discretion, whether to obtain its own business insurance policies or to participate in one or more business insurance policies obtained or arranged by AA or AMR. To the extent that Sabre elects (by agreement with AA or AMR) to so participate, Sabre shall pay a portion of the premiums for the insurance policies in which it participates based on an allocation methodology agreed upon by the Parties for those policies.

FIXED PRICE FOR 2000:                       $83,581

MONTHLY INVOICED AMOUNT:                     $6,965

BASIS FOR PRICE: The Tasks described above will be performed on a fixed-Price basis. The Price is based on the AA Treasury Department's fully-allocated costs plus a margin. The fixed Price will be invoiced in 12 equal installments during the calendar year. The annual Price of the Business Insurance Administration Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the VP Corporate Development & Treasury (equaling $2,579 for 2000), and will not vary with changes in the Service Level of this Service.

TERMINATION: This Service will terminate effective March 15, 2000, by mutual agreement. AA will invoice Sabre for a pro-rated amount of the fees listed above based on 2-1/2 months of Services being performed in year 2000.

                                  SCHEDULE XXV.

                             MCLA DIVISION SERVICES

DESCRIPTION OF SERVICE: The Services (and not merely Tasks) to be performed by AA MCLA Division from its Miami, Florida office will consist of the following:

SERVICE                                                                                         2000 PRICE
-------                                                                                         ----------
B)       Accounting Functions performed for Sabre Inc. including its direct and indirect subsidiaries, Sabre International, in the Caribbean and Latin
         America (except in Ecuador and Nicaragua) served as of the Effective
         Date of this contract which consists of: $54,000
         i)       Invoice distribution
         ii)      Processing of payments collected
         iii)     Tax forms prepared by local AMR Accounting Offices
         iv)      Statutory Invoicing procedures
C)       Serve as Resident Agent for Service of Process and Attorney-in-Fact on
         Powers of Attorney in the following countries: Pass-Through Expense
         i)       Costa Rica, Jamaica, Panama, Trinidad & Tobago, Barbados,
                  Grenada, Belize and Bermuda

FIXED PRICE FOR SERVICE B DURING 2000:              $54,000

MONTHLY INVOICED AMOUNT FOR SERVICE B:              $ 4,500

BASIS FOR PRICE: The Fixed Price is based on AA MCLA Division's fully-allocated costs plus a margin. Pass-through expenses, for Services A and C, represent costs incurred by AA to perform those Services to Sabre (margin not applied). Pass-through expenses will be invoiced each month as incurred. The Fixed Price will be invoiced in 12 equal installments during the calendar year.

     TERMINATION: AA and Sabre will terminate the Services listed above as soon as practical, but in no event no later than September 1, 2000. The period from March 15, 2000, through September 1, 2000, shall, in any event, be considered a Transition Period during which AA will provide transition assistance, including the full performance of the Services. However, the Service will not be provided, nor will transition assistance be provided, beyond September 1, 2000.

                                 SCHEDULE XXVII.

                                AMR CHINA SERVICE

DESCRIPTION OF SERVICE: Tasks consist of supporting Sabre companies' business development in the Peoples Republic of China from both the AA HDQ office and the Beijing office.

ESTIMATED COST FOR 2000:         [TEXT OMITTED - CONFIDENTIAL
                                 TREATMENT REQUESTED]

MONTHLY INVOICED AMOUNT:         [TEXT OMITTED - CONFIDENTIAL  TREATMENT
                                 REQUESTED]

ANNUAL FIXED AMOUNT FOR 2000:    [TEXT OMITTED - CONFIDENTIAL TREATMENT
                                 REQUESTED]

[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

TERMINATION: This Service has terminated effective March 1, 2000, by mutual agreement. AA will invoice Sabre commissions earned through that date and only two monthly installments toward the Annual Fixed Amount for the year 2000.

                                 SCHEDULE XXIX.

                                  AUDIT SERVICE

DESCRIPTION OF SERVICE:    Conducting internal audits and coordinating external
audit functions.

ESTIMATED COST FOR 2000:                                $0

HOURLY RATES DURING 2000:

     IT Audits                                   $100
     Corporate Audits                              73

BASIS FOR PRICE: The Tasks to be performed are use-based. The monthly invoiced amount will be the product of the AA Audit's hourly rates and the billable hours required to perform the Tasks described above. The AA Audit Department may Subcontract when necessary. All costs of Subcontracting will be "passed-through" at AA cost to Sabre.

TERMINATION: This Service has terminated effective March 1, 2000, by mutual agreement.

                                 SCHEDULE XXXI.

                        CORPORATE COMMUNICATIONS SERVICE

DESCRIPTION OF SERVICE:    The Tasks to be performed by AA Corporate
Communications will consist of:

A) Strategic Planning & Counseling
B) Media Relations
C) Marketing Communications
D) Issues Management
E) Project Management
F) Executive Support
G) Internal Communications
H) On-Line Communications
I) Financial Reporting Communications
J) Administration and Clerical Duties
K) Community Relations

ESTIMATED COST FOR 2000:                                $0
HOURLY RATES DURING 2000:

     Management (level 6 and above)              $97
     Account Executive (level 3 - 5)              63
     Jr. Account Executive (level 1 -2)           45
     Support Staff                                38

BASIS FOR PRICE: The Tasks to be performed are use-based. The monthly invoiced Price will be the product of the AA Corporate Communication's applicable hourly rates plus a margin and the billable hours required to perform the Tasks described above.

TERMINATION: This Service has terminated effective March 1, 2000, by mutual agreement.

                                 SCHEDULE XXXII.

            OTHER AIRLINE (OA) PERSONAL TRAVEL ADMINISTRATION SERVICE

DESCRIPTION OF SERVICE:    AA  International  Affairs will provide
Administrative support for Sabre's personal travel on Other Airlines (OA). Tasks include the following:

A) Secure of agreement with Other Airlines
   i)   Draft cover letters
   ii)  Revise AA ID agreement to include Sabre
   iii) Negotiate new arrangements with each airline
   iv)  Conclude and execute revised agreements
B) Contract Maintenance
   i)   Ongoing negotiations
   ii)  Secure additional carriers
   iii) Conflict resolution with OA's
   iv)  Contract preparation and filing
C) Administrative Support
   i)   Provide updates to Sabre reference material
   ii)  Respond to employee inquiries
   iii) Prepare PNRs for ticketing
   iv)  Provide OA with pay-back passes on AA

FIXED PRICE FOR 2000:         [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

MONTHLY INVOICED AMOUNT:      [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

BASIS FOR PRICE: The Tasks described above will be performed on a fixed-Price basis. The Price is based on AA International Affairs' fully-allocated costs plus a margin. The fixed Price will be invoiced in 12 equal installments during the calendar year. [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

TERMINATION: These Services will terminate effective March 15, 2000, by mutual agreement. AA will invoice Sabre a pro-rated amount of the Fixed Price for year 2000 based on 2-1/2 months of Services rendered.

                                SCHEDULE XXXIII.

            OTHER AIRLINE (OA) BUSINESS TRAVEL ADMINISTRATION SERVICE

DESCRIPTION OF SERVICE: AA International Affairs will provide Administrative support for Sabre's business travel on Other Airlines (OA). Tasks include the following:

A)       Secure Business Travel on Other Airlines

         i)       Negotiate arrangements with other airlines

         ii)      Provide other airlines travel on AA

B)       Pass Bureau

         i)       Process Sabre pass requests

         ii)      Process OA business travel requests

C)       Administrative Support

         i)       Provides updates to Sabre reference material

         ii)      Respond to employee inquires

         iii)     Prepare PNRs for ticketing


FIXED PRICE FOR 2000:               [TEXT OMITTED - CONFIDENTIAL TREATMENT
                             REQUESTED]

INTERLINE TRAVEL EXPENSE FOR 2000:  [TEXT OMITTED - CONFIDENTIAL TREATMENT
                             REQUESTED]

MONTHLY INVOICED AMOUNT:            [TEXT OMITTED - CONFIDENTIAL TREATMENT
                             REQUESTED]

BASIS FOR PRICE: The OA Business Travel Administration Price is based on AA International Department's fully-allocated costs plus a margin. The fixed Price will be invoiced in 12 equal installments during the calendar year. The annual Price of the OA Business Travel Administration Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the VP International Affairs[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED], and will not vary with changes in the Service Level of this Service. [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

TERMINATION: These Services will terminate effective March 15, 2000, by mutual agreement. AA will invoice Sabre for pass-through expenses incurred through that date and a prorated amount of the Fixed Price for year 2000 based on 2-1/2 months of Services rendered.

                                 SCHEDULE XXXIV.

                         INTERNATIONAL DIVISION SERVICES

DESCRIPTION OF SERVICE: The Services will be performed by AA International Division from the London, UK office. The Services will consist of the following for the existing geographical areas served as of the Effective Date of the Management Services Agreement (not including Madrid, Paris, Frankfurt, and Stockholm). Personnel Services will only be conducted in Japan.

A)       Accounting Functions

         i)       Disbursements and Refunds

         ii)      Payroll Tax

         iii)     C-Tax Claims and VAT

         iv)      Expat Management Accounting

         v)       Bank Reconciliations

         vi)      Credit Cards

         vii)     Sabre Leasing

B)       Personnel (only for TYO)

         i)       Employee Relations

         ii)      Recruitment

         iii)     Career Development

         iv)      Compensation Standards

         v)       Benefits Administration

         vi)      Health and Safety Issues

C)       EC Affairs

D)       Purchasing

E)       Pacific Sales

         i)       Interline Requests

         ii)      STIN Marketing

         iii)     STIN Related Issues with OALS

FIXED PRICE FOR 2000                                    $186,645

MONTHLY INVOICED AMOUNT:                                $ 15,554


BASIS FOR PRICE: The Services described above will be performed on a fixed-Price basis. The Price is based on AA International Division's fully-allocated costs plus a margin.

     TERMINATION: AA and Sabre will terminate these Services as soon as practical, but in no event no later than September 1, 2000. The period from March 15, 2000, through September 1, 2000, shall, in any event, be considered a Transition Period during which AA will provide transition assistance, including the full performance of the Services. However, the Service will not be provided, nor will transition assistance be provided, beyond September 1, 2000.

                                 SCHEDULE XXXV.

                           GENERAL SERVICES DEPARTMENT

DESCRIPTION OF SERVICE:    The Services and not merely Tasks to be performed by
AA General Services will consist of:

SERVICES                                                         ANNUAL PRICING
--------                                                         --------------

D) Mail Services Includes mailings by USPS below 1,000 pieces, excludes boardmail.

E)       USPS Postage for orders exceeding 1,000 pieces not covered by Mail
         Services.

F)   HDQ Telephone Directory

         i.)      Maintain AMR Roster

         ii.)     Maintain Corporate Mailing List

         iii.)    Maintain Company Regulations

G) Administration of contracts executed between AA and subcontractors for Services not performed by AA employees

BUILDINGS SERVED: American Airlines is offering General Services to Sabre at the following locations: CPI, CPII, CPIV, CPV, Learning Center, Trinity Building
(STIN), SRO, and Flight Academy/SOC

FIXED PRICE FOR 2000:                                                   $335,920

MONTHLY INVOICED AMOUNT:                                                $ 27,993


BASIS FOR PRICE: The Services described above will be performed on a fixed Price basis. The Price is based on AA General Services' fully-allocated costs. The fixed Price will be invoiced in 12 equal installments during the calendar year. The Prices for the Services have been totaled, instead of separately stated, per agreement by the parties. Annual Pricing may escalate on January 1 of each year. The percentage of escalation of the Annual Pricing may not exceed 4%.

TERMINATION: Services D, E, & G will terminate effective June 30, 2001, by mutual agreement, except for boardmail which terminates effective March 15, 2000. Service F will terminate effective March 15, 2000. AA will invoice Sabre a prorated amount of the Fixed Price for Year 2001 based on 6 months of Services rendered for these services. Notwithstanding the foregoing termination date and the procedures of Section 5.1 of the Agreement, Sabre may, at any time upon no less than 180 days advance notice to AA, or 30 days with mutual consent, exercise early termination of all of the above Services, subject to Sections 5.2, 5.3, 5.4, and 5.5 of the Agreement.

                                 SCHEDULE XXXVI.

                 GENERAL SERVICES' PASS-THROUGH EXPENSES SERVICE

DESCRIPTION: AA General Services pays AA's Subcontractors for the following Services (which are not merely Tasks). The list below represents a pass-through of expenses belonging to Sabre. Tasks (B) and (C) will only be conducted for Sabre's employees located in CP5 and CP2.

SERVICES                                             CURRENTLY SUBCONTRACTED TO:                 ANNUAL PRICING
A)  Employee Shuttle Service DFW/HDQ/DFW             Renzenberger, Inc.
B)  Sabre Employees in CP2/5 Paper Supply            Tri-Plex Industries, Inc.
C)  Sabre Employees in CP2/5 Copiers                 Xerox Business Services Division
D)  Mailing Services                                 Pitney Bowes Management Services, Inc.      [TEXT
                                                                                              OMITTED -
                                                                                   CONFIDENTIAL
                                                                                                 TREATMENT
                                                                                               REQUESTED]


Price for each Service is a pass-through of expenses of Sabre for that Service.

BUILDINGS SERVED: American Airlines is offering General Services, Tasks (A) and
(D) to Sabre at the following locations : CPI, CPII, CPIV, CPV, Learning Center, Trinity Building (STIN), SRO, Flight Academy/SOC. For Tasks (B) and (C), American Airlines will only provide Service to Sabre employees at CPII and CPV and charges will be passed-through based on Sabre's percentage of occupancy in the properties.

TOTAL PASS-THROUGH EXPENSES FOR 2000:       [TEXT OMITTED - CONFIDENTIAL
                                    TREATMENT REQUESTED]

BASIS FOR PRICE: Sabre's portion of expenses incurred by AA for General Services related subcontracted Services. Service D is considered a Fixed Price Services for the purposes of the Agreement. The Annual Pricing provided in Service D may escalate on January 1 of each year. The percentage of escalation of the Annual Pricing may not exceed 4%. Similar to Services B and C, AA will pay Sabre Sabre's pro-rated cost of paper and copier maintenance as long as AA employees occupy CP4 and Sabre owns the building.

TERMINATION: Service A listed above will terminate effective March 15, 2000, the date of the disaffiliation. Services B and C listed above will be terminated under this Agreement effective no later than September 15, 2000, by mutual agreement, and incorporated into a separate contract effective the same date. The same pricing and payment for Services B and C will be integrated into the new contract. The new contract will terminate when Sabre employees no longer occupy CP2 and CP5 and AA employees no longer occupy CP4 and Sabre owns the building. Service D listed above will terminate effective June 30, 2001 by mutual agreement. However, Service D, and the costs associated with this Service, may be revised by mutual agreement no later than March 15, 2000. Notwithstanding the foregoing termination date and the procedures of Section 5.1 of the Agreement, Sabre may, at any time upon no less than 180 days advance Notice to AA, or 30 days with mutual consent, exercise early termination of Service D listed above subject to Sections 5.2, 5.3, 5.4, and 5.5 of the Agreement. For each of the foregoing Services, AA will invoice Sabre the Pass-Through Expenses incurred through the effective date of termination.

                                SCHEDULE XXXVIII.

                                PRINTING SERVICES

DESCRIPTION OF SERVICE: Printing Services consists of photocopying. The Service is currently subcontracted to Pitney Bowes and is performed from the basement of the STIN Building.

RATE FOR 2000:                           [TEXT OMITTED - CONFIDENTIAL TREATMENT
                                         REQUESTED]

ESTIMATED COST FOR 2000:                 [TEXT OMITTED - CONFIDENTIAL TREATMENT
                                         [REQUESTED]

BASIS FOR PRICE: The Services to be performed are use-based. The monthly invoiced Price will be the product of the rate per impression applied to actual consumption of impressions. The Annual Pricing for providing these Services may escalate on January 1 of each year. The percentage of escalation of the Annual Pricing may not exceed 4%.

TERMINATION: This Service will terminate effective June 30, 2001, upon mutual agreement. Notwithstanding the foregoing termination date and the procedures of
Section 5.1 of the Agreement, Sabre may, at any time upon no less than 180 days advance Notice to AA, or 30 days with mutual consent, exercise early termination of this Optional Service, subject to Sections 5.2. 5.3, 5.4, and 5.5 of the Agreement.

                                 SCHEDULE XXXIX.

                          FACILITIES MAINTENANCE--CPIV

DESCRIPTION OF SERVICE:    Responsible for the following Tasks to be performed
at CentrePort IV in Fort Worth, Texas:

A)       Facilities Maintenance

         i) Operation of CPIV Power Plant (Listed for billing purposes only. This Task is covered by the Central Plant Easement Agreement)

ESTIMATED TOTAL FOR 2000:                        [TEXT OMITTED - CONFIDENTIAL
                                                 TREATMENT REQUESTED]

ESTIMATED MONTHLY INVOICED AMOUNT:               [TEXT OMITTED - CONFIDENTIAL
                                                 TREATMENT REQUESTED]

BASIS FOR PRICE: The Price is based on AA Facilities Maintenance Department's fully-allocated costs. The Price will be invoiced in accordance with the Easement Agreement.

TERMINATION: This Service will be terminated under this Agreement effective March 15, 2000, by mutual agreement, and will be incorporated into a separate contract effective on the same date.

                                  SCHEDULE XLI.

               FACILITIES MAINTENANCE PASS-THROUGH EXPENSE SERVICE

DESCRIPTION OF SERVICE: AA General Services pays AA's Subcontractors regarding the Services (and not merely Tasks) described below, for Prices consisting only of a pass-through of expenses (under the Service Subcontracts) belonging to Sabre.

SERVICE                                         CURRENTLY SUBCONTRACTED TO:        ANNUAL PRICING

A)   Hazardous Waste Removal                    Various Contractors                [TEXT OMITTED -
                                                                           CONFIDENTIAL
                                                                     TREATMENT
                                                              REQUESTED]

O)   Security Services                          Barton Security                    [TEXT OMITTED -
                                                                          CONFIDENTIAL
                                                                     TREATMENT
                                                             REQUESTED]

TOTAL PASS-THROUGH EXPENSES FOR 2000:           [TEXT OMITTED - CONFIDENTIAL
                                        TREATMENT REQUESTED]

MONTHLY INVOICED AMOUNT:                        [TEXT OMITTED - CONFIDENTIAL
                                       TREATMENT REQUESTED]

[TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]


BASIS FOR PRICE: Sabre's portion of expenses incurred by AA for General Services related Subcontracted Services. The total Pass-Through Expense will be invoiced in 12 equal installments. The Annual Pricing for Service O may escalate on January 1 of each year. The percentage of escalation of the Annual Pricing may not exceed 4%.

TERMINATION: Service A listed above will terminate effective March 15, 2000, by mutual agreement. Service O listed above will terminate effective June 30, 2001, by mutual agreement. Notwithstanding the foregoing termination date and the procedures of Section 5.1 of the Agreement, Sabre may, at any time upon no less than 180 days advance Notice to AA, terminate Service O as an Optional Service, subject to Sections 5.2, 5.3, 5.4, and 5.5 of the Agreement. For each such termination AA will invoice Sabre Pass-Through Expenses on a pro-rated basis or as actually incurred through the effective date of termination, in accordance with the method by which AA is invoiced by the respective Subcontractor.

                [TEXT OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

                                  SCHEDULE XLV.

                         AA CORPORATE APARTMENT SERVICE

DESCRIPTION OF SERVICE: Lodging provided at the AA Corporate Apartment in New York City. The Service is not covered by the General Services Schedule in the Management Services Agreement and will consist of:

A)       Administration of the Corporate Apartment in New York City

         i)       Rent

         ii)      Utilities

         iii)     Communications

         iv)      Janitorial

         v)       Maintenance

FIXED PRICE FOR 2000:                                                    $34,023

MONTHLY INVOICED AMOUNT:                                                 $ 2,835


BASIS FOR PRICE: The Price is based on an AA's fully allocated cost of maintaining the Apartment. Scheduling for use of the Corporate Apartment is conducted by AA General Services. Sabre's occupancy is historically 32% of the annual use of the Apartment. The fixed Price will be invoiced in 12 equal installments during the calendar year.

TERMINATION: This Service will terminate effective March 15, 2000, by mutual agreement. AA will invoice Sabre a pro-rated amount of the Fixed Price for year 2000 based on 2-1/2 months of Services rendered.

                                 SCHEDULE XLVI.

                                   ASSET CARD

DESCRIPTION OF SERVICE:    The tasks to be performed by the AA Credit Card
Services Department will consist of:

A)       Process all new applications, coordinate cancellations and activations

B)       Enter new cardholder numbers into the AACCTS database

C) Work directly with GE Capital and employees in resolving collection problems, including payroll deduction if necessary

D) Provide monthly AASSET card reports, and statistics in exactly the same format as American

E) Coordinate with ATC to make requested report changes that do not require programming dollars unless funded by Sabre

F)       Coordinate with programmers any changes that Sabre requests

G) Work with GE Capital to maintain the "good" working relationship including tracking company credit limits, collections and customer Service

AA Credit Card Services will NOT do the following:

A)       Pay for ANY programming changes

B) Continue to administer program if Sabre requested changes result in significant deviation from AA policies and procedures

FIXED PRICE FOR 2000:                                                    $33,456

MONTHLY INVOICED AMOUNT:                                                 $ 2,788


BASIS FOR PRICE: The Tasks described above will be performed on a fixed-Price basis. The Price is based on AA Credit Card Service's marginal costs, primarily salary and benefits. The fixed Price will be prorated and invoiced in equal monthly installments (see above) during the calendar year.

TERMINATION: This Service will terminate effective March 15, 2000, by mutual agreement. AA will invoice Sabre a pro-rated amount of the Fixed Price for year 2000 based on 2-1/2 months of Services rendered.